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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated August 17, 1999 relating to the financial statements and financial statement schedules of PAREXEL
International Corporation ("the Company"), which appears in the Company's Annual Report on Form 10-K for the year ended June 30, 1999.







/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
June 23, 2000